[PHOTO]

VANGUARD
EXPLORER FUND

Semiannual Report
April 30, 1997


[VANGUARDGROUP LOGO]

[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                             Important Changes For
                             Vanguard Explorer Fund
                                       3

                                  The Markets
                                 In Perspective
                                       7

                                  Report From
                                  The Advisers
                                       9

                                  Performance
                                    Summary
                                       11

                                   Financial
                                   Statements
                                       12

                                 Directors And
                                    Officers

                               Inside Back Cover

All comparative mutual fund data
are from Lipper Analytical Services, Inc.
or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,

         The rollicking bull market for large-capitalization stocks continued during the six months ended April 30, 1997, and the blue-chip-dominated Standard & Poor's 500 Composite Stock Price Index rose +14.7%.
Small-capitalization stocks, however, lagged far behind, with the Russell 2000 Index eking out a gain of but +1.6%, and its growth component actually down -7.3%. Explorer Fund fared only a touch better, with a return of -6.0%.

         The following table presents the six-month returns of Explorer Fund and of its two primary performance benchmarks: the average small-capitalization growth fund--which declined during the period--and the unmanaged Russell 2000 Index, which rose just slightly. As you can see, the Fund's total return (capital change plus reinvested dividends) fell well short of both comparative standards, lagging the average competing fund by 2.6 percentage points and the Index by 7.6 percentage points.

---------------------------------------------------
                                     TOTAL RETURN
                                   SIX MONTHS ENDED
                                    APRIL 30, 1997
---------------------------------------------------
Vanguard Explorer Fund                   -6.0%
---------------------------------------------------
Average Small-Cap Growth Fund            -3.4%
---------------------------------------------------
Russell 2000 Index                       +1.6%
---------------------------------------------------


         The Fund's return is based on a decrease in net asset value from $55.44 per share on October 31, 1996, to $49.25 per share on April 30, 1997, with the latter figure adjusted for our annual dividend of $0.27 per share paid from net investment income and distributions totaling $2.83 paid from net realized capital gains.

THE PERIOD IN REVIEW

The economic environment during the past six months featured strong economic growth, rising corporate profits, and relatively low inflation. Yet profit growth was strongest for very large corporations with the greatest clout in the marketplace. Investors clearly favored the stocks of the biggest companies, and investors in small-capitalization stocks may well wonder whether their invitations to the party were lost.

         Although it is not unusual for returns on small- and large-cap stocks to diverge, the extent of the gap has been striking. The performance gap between the S&P 500 Index and the Russell 2000 Index stands at 25 percentage points for the past twelve months (+25.1% versus +0.1%) and at nearly 50 percentage points for the past 36 months (+91.4% versus +42.7%). This dichotomy is truly remarkable.

         Vanguard Explorer Fund's disappointing performance relative to the Russell 2000 Index during the six months ended April 30 is partly due to a large gap between returns on growth and value stocks. As noted above, the Russell 2000 Growth Stock Index lost -7.3% in the period, while the Russell 2000 Value Stock Index gained +10.1%.

         The Fund's performance versus the full Russell 2000 Index was hurt by our underweighting in financial-services companies, the best-performing segment of the Index. This sector, which includes banks and real estate investment trusts, accounts for more than a quarter of the Index but made up just 16% of the Fund's assets. Another reason we trailed the Index was our heavier weighting (16% versus 10%) in technology stocks,

------------------------------------------------------------------------------
                                                      TOTAL ASSETS MANAGED
                                                 -----------------------------
                                                 $ MILLION             PERCENT
------------------------------------------------------------------------------
Granahan Investment Management, Inc.                $1,033                 52%
Wellington Management Company, llp                     889                 44
Cash Reserve*                                           77                  4
------------------------------------------------------------------------------
Total                                               $1,999                100%
------------------------------------------------------------------------------

*Each adviser also maintains a moderate cash reserve.

the worst-performing sector during the six months. We also were hurt by poor stock selection in several sectors, notably financial-services and producer-durable stocks. One bright spot was the excellent selection of health-care stocks, a sector that provided solid gains for the Fund but losses for the Index. The table above shows the distribution of Explorer's assets between our two advisers as of April 30.

IN SUMMARY

It is a fact that, in part as a result of their lagging performance, the valuations (price/earnings ratios) of small-cap stocks are at their lowest levels relative to large-cap stocks in 15 years. While this statistic hardly guarantees a prompt rebound, it does suggest that the worst damage may have been done. In any event, although our results during the first half of fiscal 1997 were disappointing, we are optimistic about the long-term prospects of Vanguard Explorer Fund in particular and of small-capitalization growth stocks in general.

         More troublesome is the fact that our longer-term record has not measured up to our expectations. After careful deliberation, on May 16, the board of directors approved several changes to the Fund, including plans to add two investment advisers to our current lineup. Details of these changes are provided on pages 3-6.

         We note that small-capitalization stocks (and, for that matter, Explorer Fund) have in the past gone through cycles of significant underperformance and outperformance in relation to large-cap stock indexes. Indeed, their relatively low correlation with large-cap stock funds is a primary reason that funds holding small-cap growth stocks can help to further diversify portfolios consisting of other stock funds, bond funds, and money market funds. We are confident that such balanced portfolios will continue to be reliable vessels for reaching long-term investment objectives.




/s/ John C. Bogle                          /s/ John J. Brennan

John C. Bogle                              John J. Brennan
Chairman of the Board                      President

May 16, 1997

IMPORTANT CHANGES FOR VANGUARD EXPLORER FUND

         The board of directors of Vanguard Explorer Fund has approved several steps aimed at improving the Fund's performance relative to competing mutual funds without changing its character as a portfolio that provides broadly diversified exposure to small-capitalization growth stocks. These steps consist of adding two investment advisers, altering one of the Fund's investment practices, and changing the benchmark used to adjust advisory fees. All will take effect August 1, 1997.

ADDITIONAL INVESTMENT ADVISERS

The two new advisers will join Explorer's current advisers, Granahan Investment Management, Inc., and Wellington Management Company, llp, in managing the Fund's assets. One of the new advisers, Chartwell Investment Partners, of Berwyn, Pennsylvania, has a team that specializes in small-capitalization growth stocks. Chartwell uses traditional, fundamental research to select 40 to 60 attractively valued stocks of small companies that have demonstrated strong growth in profits.

         The other new adviser, Vanguard Core Management Group, uses computer techniques to select a sampling of stocks that, as a group, are expected to have returns and investment characteristics similar to a specific market standard. For Vanguard Explorer Fund, this market standard will be the Small Company Growth Fund Stock Index, a composite portfolio of the holdings of the nation's largest small-capitalization mutual funds.

         Over time, we expect that 60% to 70% of the Fund's assets will be managed by the two incumbent advisers, with the balance split between the two new advisers. At current asset levels, the arrangement is expected to result in an increase of slightly more than 0.01% in our competitively low basic advisory fee rate of 0.23% of average net assets (a rise of about $300,000 annually). Details of our advisory fee schedules are provided on pages 4 and 5.

INVESTMENT OF CASH RESERVES

Effective August 1, 1997, Vanguard Explorer Fund will exercise its authority to use stock futures to keep the Fund more fully invested in common stocks while retaining cash on hand to meet the liquidity needs of our portfolio managers or for shareholder redemptions. With stocks expected to outperform cash over the long term, the practice of maintaining a larger cash reserve acts as a drag on a fund's performance. By using futures to maintain a substantially full exposure to equities, Explorer Fund expects to improve its long-term performance relative to its benchmark and competitors.

NEW INDEX BENCHMARK

The Small Company Growth Fund Stock Index will be adopted as the benchmark for evaluating the returns achieved by Vanguard Explorer Fund's investment advisers. The Index is based on the stocks held by the nation's largest small-capitalization mutual funds. The quantitatively managed portfolio of Vanguard Core Management Group will be based primarily on the weightings of the stocks in the Index, and the portfolio's investment performance should generally parallel that of the Index.

                 The holdings of the Index will be determined by and its performance will be calculated by Morningstar, Inc., an outside consultant. This standard will be used to determine adjustments to fees paid to the external advisers. (Vanguard Core Management Group provides its services on an at-cost basis.)

                 Currently, incentive increases or penalty decreases to advisory fees are based on the advisers' performance in relation to the Russell 2000 Index. The Fund's officers and directors believe that the new Small Company Growth Fund Stock Index provides a more appropriate standard because of its more-pronounced growth orientation.

                 The Fund pays each external investment adviser a basic fee at the end of each fiscal quarter. The basic fee is calculated by applying a quarterly rate, based on the annual rates in each adviser's fee schedule, to each adviser's portion of the Fund's average month-end assets for the quarter.

                 The quarterly fee paid to GRANAHAN INVESTMENT MANAGEMENT, INC. is based on the following annual rates:

                             --------------------------------------
                             NET ASSETS                       RATE
                             --------------------------------------
                             First $500 million               0.30%
                             Next $250 million                0.20
                             Next $250 million                0.15
                             Over $1 billion                  0.10
                             --------------------------------------

Granahan's quarterly advisory fee may be adjusted depending on the total return of its portion of Explorer Fund compared with that of the benchmark Index. The base fee may be increased or decreased by 0.0375% of average assets if the total return of the Granahan portion of the Fund over the previous 36 months exceeds or trails the benchmark by more than 6 percentage points. The base fee may be increased or decreased by 0.075% of average assets if the total return of the Granahan portion of the Fund over the previous 36 months exceeds or trails the benchmark Index by more than 12 percentage points.

                 The Small Company Growth Fund Stock Index will be phased in as the benchmark over the three-year period beginning August 1, 1997. (The Fund's Statement of Additional Information contains relevant transition rules.) The Fund's revised advisory agreement with Granahan will replace an agreement dated August 1, 1996.

                 The quarterly fee paid to WELLINGTON MANAGEMENT COMPANY, LLP, is based on the following annual rates:

                             --------------------------------------
                             NET ASSETS                       RATE
                             --------------------------------------
                             First $500 million               0.25%
                             Next $250 million                0.20
                             Next $250 million                0.15
                             Over $1 billion                  0.10
                             --------------------------------------

Wellington's quarterly advisory fee may be adjusted depending on the total return of its portion of Explorer Fund compared with that of its Index benchmark. The base fee may be increased or decreased by 25% if the total return on the Wellington portion of the Fund over the previous 36 months exceeds or trails the Index benchmark by 6 percentage points or more. The base fee may be increased or decreased by 50% if the total return on the Wellington portion of the Fund over the previous 36 months exceeds or trails the Index benchmark by 12 percentage points or more.

                 The Small Company Growth Fund Stock Index will be phased in as the benchmark over the three-year period beginning August 1, 1997. Until the end of that period, the incentive/penalty will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information. The Fund's revised advisory agreement with Wellington Management Company will replace an agreement dated August 1, 1996.

                 The quarterly fee to be paid to CHARTWELL INVESTMENT PARTNERS is based on the following annual rates:

                             --------------------------------------
                             NET ASSETS                       RATE
                             --------------------------------------
                             First $250 million               0.40%
                             Next $250 million                0.30
                             Over $500 million                0.20
                             --------------------------------------

Beginning May 1, 1998, Chartwell's quarterly advisory fee may be adjusted depending on the total return of its portion of Explorer Fund compared with that of the Small Company Growth Fund Stock Index. Under the agreement, Chartwell's base fee may be increased or decreased by 10% if the total return on its portion of the Fund over the previous 36 months exceeds or trails the Index benchmark by more than 6 percentage points. The base fee may be increased or decreased by 20% if the total return on its portion of the Fund over the previous 36 months exceeds or trails the Index benchmark by 12 percentage points or more. The incentive fee will be phased in over 36 months.

                 The Fund's advisory agreements with Granahan, Wellington Management Company, and Chartwell will be dated August 1, 1997, and will expire on July 31, 1999. After that date, the agreements are renewable for successive one-year periods, if approved by the Fund's board of directors.

RELATED INFORMATION CONCERNING INVESTMENT ADVISERS

Granahan Investment Management, Inc., 275 Wyman Street, Waltham, MA 02154, is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan currently manages about $1.2 billion in assets. As of April 30, 1997, Granahan managed 52% of Vanguard Explorer Fund's assets.

                 Wellington Management Company, llp, 75 State Street, Boston, MA 02109, was founded in 1933. The investment advisory firm currently manages more than $130 billion in stock and bond portfolios, including 15 Vanguard funds. As of April 30, 1997, the firm managed 44% of the assets of Vanguard Explorer Fund.

                 Chartwell Investment Partners, 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312, is an investment advisory firm that was founded in 1997 by a team of experienced investment professionals who had been employees of Delaware Management

Company, of Philadelphia, Pennsylvania. Heading the small-capitalization growth team at Chartwell is Edward N. Antoian, who had been portfolio manager of Delaware Trend Fund and Delaware DelCap Fund. As of April 30, Chartwell had about $350 million in assets under management.

                 Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services to several Vanguard funds. The group, headed by George U. Sauter since 1987, managed more than $70 billion in total assets as of April 30, 1997. Its services are provided to the Fund on an at-cost basis.

                 During the fiscal year ended October 31, 1996, Vanguard Explorer Fund paid a total of approximately $4.7 million in fees to its advisers, including base fees of $4.3 million and an incentive of $393,000.

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1997

U.S. EQUITY MARKETS

The U.S. stock market continued to perform solidly over the six months, reflecting a confidence based on moderate economic growth, quiescent inflation, and solid increases in corporate profits. While concern grew among some investors that continued economic expansion could lead to higher inflation, as of the period's end there was no confirmed sign that inflation had increased. The inflation fears nonetheless led to an erratic upward drift in interest rates amid the ongoing strong returns from domestic equities.

                 Those strong returns have, however, been concentrated in the shares of large companies. The Standard & Poor's 500 Composite Stock Price Index, for example, gained 14.7% over the six-month period, compared to a meager 1.6% gain for the Russell 2000 Index. In April alone, the S&P 500 Index beat the Russell 2000 Index by 5.7% (6.0% versus 0.3%). Larger companies have outperformed their smaller-capitalization counterparts fairly consistently since the end of 1993. There are a variety of theories as to why, including better earnings growth, greater productivity, and fewer negative earnings surprises.

----------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                               PERIODS ENDED APRIL 30, 1997
                                              ------------------------------
                                              6 MONTHS   1 YEAR     5 YEARS*
----------------------------------------------------------------------------
EQUITY
         S&P 500 Index                        14.7%      25.1%      17.1%
         Russell 2000 Index                    1.6        0.1       13.7
         MSCI-EAFE Index                       1.7       -0.6       10.9
----------------------------------------------------------------------------
FIXED-INCOME
         Lehman Aggregate Bond Index           1.7%       7.1%       7.4%
         Lehman 10-Year Municipal
           Bond Index                          2.3        6.4        7.5
         Salomon 90-Day U.S. Treasury Bills    2.6        5.2        4.5
----------------------------------------------------------------------------
OTHER
         Consumer Price Index                  1.2%       2.5%       2.8%
----------------------------------------------------------------------------

*Average annual.

         The recent gap in performance between large and small is particularly noticeable in two sectors: technology and health care. Over the past six months, technology issues in the S&P 500 Index have gained 26.3% while those in the Russell 2000 Index have dropped -11.9%. In health care, the S&P's holdings gained 17.6%, compared to a decline of -6.8% in the Russell 2000 Index. Within these sectors, the larger companies' dominant products and the predictable earnings they generate appear to be the primary difference.

         Financial-services firms, by contrast, have generally fared well regardless of size, with gains of 16.9% in the S&P 500 Index and 12.2% in the Russell 2000 Index since October. The strength of the economy, which helps to keep bad-debt levels at a minimum, and the overall growth of consumer credit have helped these stocks greatly.

U.S. FIXED-INCOME MARKETS

The erratic rise in interest rates during the past six months reflected rising and falling expectations regarding economic growth and inflation. During November, investors seemed to expect a slowing of growth, and the 10-year U.S. Treasury's yield declined from 6.38% to 6.04%. The same note's yield then rose to 6.67% in late January, riding a perception that growth was markedly stronger than analysts had expected. Then the pattern repeated itself, with the 10-year's rate falling to 6.26% in mid-February and rising to 6.90% at the end of March. In April, the consensus seemed to be shifting again, with the 10-year Treasury yield falling to 6.72%.

         There is a simple explanation for this interest rate seesaw. Many investors consider it a paradox that the economy has continued to expand at a robust pace accompanied by strong job growth and low unemployment--but no increase in inflation. Bond investors have therefore been particularly sensitive to economic reports that might reveal inflation to be creeping up at last. The data have been variable, tilting the consensus back and forth between expectations of higher or continued stable inflation rates. The most recent releases depict an exceptionally strong economy. For example, the U.S. economy expanded at a 5.6% rate in the first quarter with no inflationary pressures (e.g., declining producer prices and an increase of only 2.4% in employment costs).

         The net result for bond investors has been mediocre returns. The 1.7% generated by the Lehman Brothers Aggregate Bond Index over the past six months, for example, consists of an income return of 3.4% and a capital decline of -1.7%, reflecting the modest increase in interest rates. During this period, investors who favored shorter-maturity and higher-quality issues achieved somewhat better returns. Mortgage-backed securities performed well on a relative basis, as higher rates led to fewer mortgage refinancings. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

With the dollar strengthening by 10% to 16% against most major currencies, U.S. investors who held foreign equities faced a headwind during the past six months. (The major exception was the pound sterling, which was effectively unchanged against the dollar.) The Morgan Stanley Capital International-Europe, Australasia, Far East Index gained 1.7% in dollar terms, while in local terms the return was 11.2%. Those who favored Europe over the Pacific region did not feel the pain as much, due to the strong (23.1%) return generated by the local markets. For U.S. investors, European markets provided 11.9%. The strength of the European markets can be attributed to several factors, including (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

         Investors with a focus in the Pacific markets were less fortunate, as illustrated by the weak Japanese market, which fell -3.2% (a -13.2% drop for dollar-based investors). Despite positive news, including reports of growth in exports, lower inventories, and higher industrial production, the focus in the Japanese market has been the poor quality of many banks' balance sheets and the likely effects of an increase in the consumption tax. However, according to some observers, the level of economic activity seems to be improving now in Japan.

[PHOTO]

REPORT FROM THE ADVISERS

Vanguard Explorer Fund produced a return of -6.0% in the first half of our fiscal year, the six months ended April 30, 1997. It was a disappointing result in what was, quite simply, a very difficult environment for small-capitalization growth stocks, the segment of the stock market in which we invest.

         While the Standard & Poor's 500 Composite Stock Price Index, which is dominated by large-cap stocks, produced a 14.7% return during the six months, the Russell 2000 Index of small-cap stocks managed a gain of only 1.6%. However, even within the Russell 2000 Index, there was a striking divergence between the growth component, which provided a total return of -7.3%, and the value component, which provided a 10.1% return.

         While some of our holdings declined because they reported earnings that were below expectations, the major factor in our negative return was the market's pervasive devaluing of small-cap stocks. By and large, the stocks we held achieved excellent performance by such fundamental measures as revenue and earnings growth. Yet the price/earnings ratio for the Fund's holdings has fallen to less than 19 times the latest 12 months' earnings from its level of about 22 times earnings when fiscal 1997 started six months ago.

         In short, the market today is paying substantially less for each dollar of earnings of small-cap growth stocks than it was paying last October
31. The reduction in valuations was particularly evident in technology and media, both of which performed poorly during the six months and all of which represent bigger portions of Explorer Fund than of the Russell 2000 Index.

         In the technology sector, our returns also were hurt by several stocks that were punished severely for earnings shortfalls. Our job, of course, is to distinguish between earnings shortfalls caused by short-term aberrations and those that signal more permanent change. During the past six months, we eliminated several technology holdings, including Shiva (products that allow remote access to computer networks), Red Brick (database management), Pure Atria (software development tools), and Broderbund and Expert Software (both makers of software). We had some winners among tech stocks, including Dallas Semiconductor and Gilat Satellite Networks.

         Small-cap telecommunications stocks continued to suffer during the period because of uncertainty about the final shape of the industry's deregulation. Among our holdings in this sector that saw significant price declines were Trescom International, LodgeNet Entertainment, and Western Wireless. We will continue to monitor telecommunications reform and plan to proceed very cautiously in this sector.

         Our best performance during the half-year came in the health-care sector, which was one of the weakest sectors for the Russell 2000 Index. Among our standouts here were Vencor Inc., Magellan Health Services, Sofamor/Danek, and Sullivan Dental. The Fund also benefited from takeovers of several holdings, including Target Therapeutics, Genetics Institute, and Gelman. A loser in the sector was Alliance Pharmaceutical, whose stock price suffered after one of its proposed drugs had a setback in clinical trials.

INVESTMENT PHILOSOPHY

The Fund reflects a belief that superior long-term investment results can be achieved by selecting a very diversified group of small-company stocks with prospects for above-average growth.

         Among the additions to the Fund during the period were two cigar manufacturers, General Cigar Holdings and Consolidated Cigars. The demographic outlook for cigars, which have been "rediscovered" by younger consumers, is quite encouraging. We also have added several regional brokerage companies, including Jefferies Group, Raymond James Financial, and McDonald and Co. Investments. With the relaxation of restrictions that kept commercial banks from entering the brokerage industry, we expect more consolidation in this industry in the next few years. Indeed, the purchase of Alex Brown by Banker's Trust has underlined the attractiveness of regional brokerage franchises.

         The negative return during the first half of fiscal 1997 was painful. However, the sharp reduction in valuations for small-cap growth stocks should augur well for future performance. Our companies, on balance, are showing good growth in earnings and we continue to find no shortage of exciting investment opportunities. We will continue to focus, one company at a time, on evaluating these opportunities and selecting the best of them for Explorer Fund.

Granahan Investment Management, Inc.

Wellington Management Company, LLP

May 12, 1997

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.>>

EXPLORER FUND
Total Investment Returns: October 31, 1976-April 30, 1997

--------------------------------------------------------------------
                         EXPLORER FUND                 RUSSELL 2000*
FISCAL        CAPITAL       INCOME         TOTAL           TOTAL
YEAR          RETURN        RETURN        RETURN           RETURN
--------------------------------------------------------------------
1977           17.0%         0.8%          17.8%            -6.1%
1978           26.0          0.1           26.1              6.3
1979           30.6          1.9           32.5             15.3
1980           60.7          2.3           63.0             55.3
1981            8.5          1.1            9.6              4.1
1982           20.5          2.2           22.7             14.8
1983           35.2          1.0           36.2             38.3
1984          -15.3          1.4          -13.9             -3.2
1985            5.4          1.4            6.8             15.8
1986            1.0          1.0            2.0             22.2
1987          -11.5          0.1          -11.4            -13.6
1988           28.2          0.5           28.7             27.1
1989            9.8          1.2           11.0             15.6
1990          -23.9          1.0          -22.9            -27.3
1991           62.5          2.1           64.6             58.6
1992           12.2          0.8           13.0              9.5
1993           21.9          0.4           22.3             32.4
1994            4.2          0.3            4.5             -0.3
1995           17.0          0.5           17.5             18.3
1996           17.4          0.6           18.0             16.6
1997**         -6.4          0.4           -6.0              1.6
--------------------------------------------------------------------

*S&P 500 Index through 1979; Russell 2000 Index thereafter.
**Six months ended April 30, 1997.

See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*
----------------------------------------------------------------------------------------
                 INCEPTION                                         10 YEARS
                    DATE       1 YEAR    5 YEARS      CAPITAL       INCOME         TOTAL
----------------------------------------------------------------------------------------
Explorer Fund     12/11/67     -0.59%    11.38%        9.35%         0.73%        10.08%
----------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

[PHOTO]

FINANCIAL STATEMENTS
APRIL 30, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

                 At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
EXPLORER FUND                                              SHARES            (000)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
COMMON STOCKS (88.4%)
AUTO & TRANSPORTATION (8.4%)
     Air Express International Corp.                   1,041,450        $   35,409
#(1) Boyd Brothers
       Transportation, Inc.                              186,000               953
     Coachmen Industries, Inc.                           330,000             5,651
     Expeditors International of
       Washington, Inc.                                  712,600            17,815
     Frozen Food Express
       Industries, Inc.                                  262,282             2,328
     Harper Group, Inc.                                  500,000            11,750
#    Heartland Express, Inc.                             601,033            12,547
#    Hvide Marine, Inc. Class A                          442,900             7,419
#    Kirby Corp.                                         683,800            12,479
#    M.S. Carriers Inc.                                  355,000             6,834
#    Mark VII Inc.                                        89,000             2,492
#(1) Midwest Express Holdings, Inc.                      324,000            13,365
#    Offshore Logistics, Inc.                            450,100             7,933
     Pittston Burlington Group                            52,700             1,199
#(1) RailTex, Inc.                                       472,000             7,552
#    Simon Transportation
       Services, Inc.                                    171,500             2,916
#    Swift Transportation Co., Inc.                      400,000            11,400
#    Trans World Airlines, Inc.                          334,000             2,422
     Werner Enterprises, Inc.                            285,300             5,421
                                                                        -----------
                                                                           167,885
                                                                        -----------
CONSUMER DISCRETIONARY (15.4%)
#    Action Performance Cos., Inc.                       400,000            10,450
#    American Residential
       Services, Inc.                                    200,000             3,775
     BGS Systems, Inc.                                   310,000             8,990
#    Borg-Warner Security Corp.                        1,140,000            15,818
     Callaway Golf Co.                                   250,000             7,469
#    Carmike Cinemas, Inc. Class A                       300,000             9,300
#    Catalina Marketing Corp.                            251,400             7,919
#    Catalytica, Inc.                                    390,300             2,732
     Claire's Stores, Inc.                               730,000            13,961
#    The Dress Barn, Inc.                                323,600             4,328
     Ethan Allen Interiors Inc.                          375,000            16,594
#    Filene's Basement Corp.                             410,800             2,413
#    GT Interactive Software Corp.                       932,800             5,947
#    The Good Guys, Inc.                                 334,000             2,004
#    Guest Supply, Inc.                                  300,000             2,850
#    The Gymboree Corp.                                  400,000            11,050
     Harman International
       Industries, Inc.                                  100,000             3,825
#    Healthdyne Information
       Enterprises, Inc.                                 900,000             2,250
#    ITI Technologies, Inc.                              283,000             4,210
#(1) Iwerks Entertainment, Inc.                          780,000             3,315
#    JPE, Inc.                                           133,700               886
#    Jones Apparel Group, Inc.                           100,000             4,175
#    Jumbosports Inc.                                    900,000             4,163
#    LodgeNet Entertainment Corp.                        578,000             5,202
(1)  Marcus Corp.                                        620,000            13,795
     Mercantile Stores Co., Inc.                         150,000             7,388
#    Metro Networks, Inc.                                262,300             6,656
#    Micro Warehouse Inc.                                200,000             3,425
#    NFO Research Inc.                                   390,750             7,131
#(1) Platinum Entertainment, Inc.                        400,000             2,150
#    Playboy Enterprises Inc. Class B                    720,500             9,997
#    Play-By-Play Toys &
       Novelties, Inc.                                   177,600             2,264
#    Prepaid Legal Services, Inc.                        465,000             6,626
#    Prime Hospitality Corp.                             500,000             8,313

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
                                                          SHARES             (000)
-----------------------------------------------------------------------------------
#    Renters Choice, Inc.                                750,000        $   10,500
#(1) Rex Stores Corp.                                    464,000             4,698
#    Right Management Consultants                        155,000             1,550
#    RockShox, Inc.                                      535,000             7,891
#    Service Experts Inc.                                489,300            10,887
#    Sonic Corp.                                         548,500             7,199
     Sturm, Ruger & Co., Inc.                            246,000             3,782
     Team Rental Group, Inc.                             220,000             4,950
#    TETRA Technologies, Inc.                            279,400             6,321
#    Tuesday Morning, Inc.                               164,500             4,647
#    United Payors & United
       Providers, Inc.                                   220,000             2,695
#    Urban Outfitters, Inc.                              694,000             8,502
#    Vistana, Inc.                                       391,000             3,714
     Warnaco Group                                       300,000             8,550
                                                                        -----------
                                                                           307,257
                                                                        -----------
CONSUMER STAPLES (1.3%)
#    Celestial Seasonings, Inc.                          200,000             4,450
#    Consolidated Cigar Holdings Inc.                     64,100             1,474
#    General Cigar Holdings, Inc.                          2,400                57
#    Robert Mondavi Corp.                                277,600            10,341
#    Sylvan, Inc.                                        275,000             2,578
#    Whole Foods Market, Inc.                            340,000             7,820
                                                                        -----------
                                                                            26,720
                                                                        -----------
ENERGY (4.2%)
#    American Oilfield Divers, Inc.                      295,000             2,655
#    Falcon Drilling Co., Inc.                           250,000             9,562
#    Newpark Resources, Inc.                             358,000            16,065
#    Noble Drilling Corp.                                700,000            12,162
#    SEACOR Holdings, Inc.                               100,000             4,300
#    Smith International, Inc.                           297,100            14,075
     Tidewater, Inc.                                     200,000             8,025
#    Trico Marine Services, Inc.                         350,000            12,337
#    Unit Corp.                                          575,000             4,887
                                                                        -----------
                                                                            84,068
                                                                        -----------
FINANCIAL SERVICES (15.0%)
#    Affiliated Computer Services, Inc.                  275,000             7,150
#    BISYS Group, Inc.                                   227,700             7,286
     Cenfed Financial Corp.                              163,823             4,526
     Charter One Financial                               111,500             4,962
     Compass Bancshares Inc.                             150,000             4,444
#    Compdent Corp.                                      355,000             5,680
#    Concord EFS, Inc.                                   332,500             6,567
#    E*TRADE Group, Inc.                                 360,000             5,355
     Fidelity National Financial, Inc.                   562,010             6,955
#    First Federal Financial Corp.                       470,000            10,986
     Frontier Insurance Group, Inc.                       81,700             4,208
     Green Point Financial Corp.                         120,000             6,645
#    Imperial Credit                                     300,000             4,313
     Interra Financial, Inc.                             615,100            22,528
#    Investment Technology
       Group, Inc.                                       757,500            13,824
     Jefferies Group, Inc.                               113,500             5,264
     Legg Mason Inc.                                     205,300             9,752
     Long Island Bancorp, Inc.                           167,900             5,667
     MMI Cos., Inc.                                      254,900             5,576
     Manufactured Home
       Communities, Inc. REIT                            599,250            12,584
     McDonald and Co.
       Investments, Inc.                                 130,000             4,680
(1)  McGrath RentCorp                                    779,800            11,307
     NAC Re Corp.                                        290,000            11,238
     North American Mortgage Co.                         500,000             9,063
     Peoples Bank of Bridgeport                          250,000             7,438
     Peoples Heritage Financial
       Group Inc.                                        112,800             3,525
#    Policy Management
       Systems Corp.                                     200,000             8,700
     Quick & Reilly Group, Inc.                          682,545            15,101
     Raymond James Financial, Inc.                       295,500             6,907
     Reinsurance Group of
       America, Inc.                                      75,000             3,731
#    Rent-Way, Inc.                                      299,900             3,036
     Resource Bancshares Mortgage
       Group, Inc.                                       267,500             3,478
     Sun Communities, Inc. REIT                          495,000            15,840
#    SunGard Data Systems, Inc.                          253,000            11,227
     Thornburg Mortgage Asset Corp.                      100,800             1,940
#    United Dental Care, Inc.                            305,000             6,710
     Walden Residential Properties,
       Inc. REIT                                         497,300            10,941
     Westcorp                                            400,000             6,000
     Wilmington Trust Corp.                              100,000             4,300
                                                                        -----------
                                                                           299,434
                                                                        -----------
HEALTH CARE (17.9%)
#    Advanced Magnetics, Inc.                            197,300             2,318
#    Alliance Pharmaceutical Corp.                       600,000             4,575
#    Alpha Beta Tech                                     300,000             2,438
#    Amylin Pharmaceuticals, Inc.                        500,000             5,125
#    Anesta Corp.                                        300,000             4,088
#    Angeion Corp.                                       250,000             1,000
#    Apria Healthcare                                    300,000             5,063
     Arrow International, Inc.                           307,000             9,440
#    Atria Communities, Inc.                             440,000             4,785
     Ballard Medical Products                            611,100            11,611
#    Beverly Enterprises, Inc.                           635,900             9,221
#    Bio-Rad Laboratories, Inc.
       Class A                                           392,550             9,372
#    Bio-Vascular, Inc.                                  146,000               785
#    Cell Genesys, Inc.                                  620,000             2,790
#    Centocor, Inc.                                      310,000             8,719
#    Cohr, Inc.                                          263,000             5,786
#    Creative Biomolecules, Inc.                         683,000             5,165
#    CytoTherapeutics, Inc.                              343,000             2,144
     DENTSPLY International                              240,000            11,820
#    Genesis Health Ventures Inc.                        483,000            14,430
#    Genome Therapeutics Corp.                           520,600             3,189
#    Genzyme Corp.                                       100,000             2,300
#    GranCare Inc.                                       603,400             4,676
#    Haemonetics Corp.                                 1,038,600            17,267
#    Harborside Healthcare Corp.                         199,000             2,289
#    Heartstream, Inc.                                   350,000             2,844
#    Healthdyne Technologies, Inc.                       569,880             8,263
#    IDX Systems Corp.                                   250,000             7,438
     Kinetic Concepts, Inc.                              757,000            10,977
     Life Technologies, Inc.                             200,000             5,075
#    Ligand Pharmaceuticals Class B                      300,000             3,000
#    Magainin Pharmaceuticals, Inc.                      476,500             3,455
#    Magellan Health Services Corp.                      750,000            19,688
#    Matria Healthcare, Inc.                             906,800             3,514
     McKesson Corp.                                      200,000            14,475

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
EXPLORER FUND                                             SHARES             (000)
-----------------------------------------------------------------------------------
#    MedPartners Inc.                                    400,000        $    7,300
#    Multicare Cos., Inc.                                450,000             8,381
#    NABI                                              1,051,225             6,307
#    National Dentex Corp.                                81,200             1,380
#    PacifiCare Health Systems, Inc.
       Class B                                            61,600             4,936
#    Pathogenesis Corp.                                  368,000             9,568
#    Patterson Dental Co.                                309,250            10,283
#    Physio-Control
       International Corp.                               200,000             2,500
#    Scios, Inc.                                         400,000             1,875
#(1) Sibia Neurosciences, Inc.                           453,200             3,172
#    Sofamor/Danek Group Inc.                            561,300            21,891
     Sullivan/Dental Products, Inc.                      436,500             6,438
#    Sybron International Corp.                          550,000            18,288
#    Talbert Medical Management
       Corp. Rights Exp. 5/20/97                          16,516               285
#    TheraTech, Inc.                                     524,000             4,782
#    Vencor, Inc.                                        500,000            20,813
                                                                        -----------
                                                                           357,324
                                                                        -----------
MATERIALS & PROCESSING (2.5%)
#    American Buildings Co.                              111,900             2,770
     BMC Industries, Inc.                                169,500             4,915
#    Chieftain International, Inc.                       183,800             3,676
#    International Imaging
       Materials, Inc.                                   130,000             2,129
#    Lydall, Inc.                                        521,800            10,566
     UNR Industries, Inc.                                584,500             3,580
     Valmont Industries, Inc.                            552,000            21,804
                                                                        -----------
                                                                            49,440
                                                                        -----------
PRODUCER DURABLES (7.2%)
#    American Homestar Corp.                             362,906             5,897
#    American Power
       Conversion Corp.                                  117,700             2,266
     Applied Power, Inc.                                 324,600            13,755
#    Brightpoint, Inc.                                   439,500             9,614
#    Cuno Inc.                                           390,800             5,373
#    The Cherry Corp. Class A                            454,500             4,772
#    Dionex Corp.                                        400,000            19,500
     Donaldson Co., Inc.                                 270,000             9,247
#    Executone Information Systems                     1,057,000             2,147
#    Fairfield Communities, Inc.                         130,000             3,380
#    Gilat Satellite Networks Ltd.                       400,000            12,550
#    Gulfstream Aerospace Corp.                          362,500             9,244
#(1) Hirsch International Corp.
       Class A                                           357,500             6,256
#    IFR Systems, Inc.                                    30,225               491
#    Oak Industries, Inc.                                200,000             3,750
#    Palm Harbor Homes, Inc.                             428,150             9,847
#    PhoneTel Technologies, Inc.                         575,000             1,330
#    PictureTel Corp.                                    450,900             3,945
#    The Shaw Group, Inc.                                382,900             5,169
#    Southern Energy Homes, Inc.                         692,750             7,187
#    Tegal Corp.                                         250,000             1,562
#    UCAR International, Inc.                            100,000             4,200
#    Verilink Corp.                                      458,400             2,808
                                                                        -----------
                                                                           144,290
                                                                        -----------
TECHNOLOGY (13.6%)
#    ACE*COMM Corp.                                      300,000             3,450
#    Acxiom Corp.                                        720,000             9,450
#    Advent Software, Inc.                               277,500             6,868
#    ANADIGICS, Inc.                                     136,000             3,774
#    Arbor Software Corp.                                427,000            10,461
#    Auspex Systems, Inc.                                250,000             2,000
#    Avid Technology, Inc.                               340,000             6,587
#    Aware, Inc.                                         121,500             1,230
#    Boole & Babbage Inc.                                726,750            14,898
#    Brooks Automation, Inc.                              66,000               899
#    Cadence Design Systems, Inc.                        150,000             4,800
#(1) Cayenne Software Inc.                             1,000,000             3,250
#    Cognos Inc.                                         234,300             5,916
#(1) Conductus, Inc.                                     400,000             2,700
#    DH Technology, Inc.                                 342,450             4,623
#    DST Systems, Inc.                                   280,000             7,945
     Dallas Semiconductor Corp.                          300,000            10,950
#    Davox Corp.                                         212,700             7,019
#    Diamond Multimedia
       Systems, Inc.                                     305,000             2,097
#    Documentum, Inc.                                    234,500             4,162
#    ESS Technology, Inc.                                390,000             5,314
#    Harmonic Lightwaves, Inc.                           337,000             5,518
#    HighwayMaster
       Communications, Inc.                              300,000             3,225
#    Ikos Systems, Inc.                                  300,000             4,950
#    Ingram Micro, Inc.                                  313,100             7,123
#    Kronos, Inc.                                        198,400             4,166
#    Lightbridge, Inc.                                   293,500             2,054
#    Mechanical Dynamics, Inc.                           261,500             1,732
#    Mercury Interactive Corp.                           350,000             4,200
#(1) Natural Microsystems Corp.                          520,000            10,790
#    Oak Technology, Inc.                                707,000             5,656
#    Orcad, Inc.                                         312,000             2,535
#    Pinnacle Systems, Inc.                              230,500             3,515
#    PLATINUM technology, Inc.                           310,000             3,720
#    Premenos Technology Corp.                           550,000             3,575
#    Rational Software Corp.                             250,000             3,437
#    Remedy Corp.                                        118,000             3,820
#    S3, Inc.                                          1,038,100             9,862
#    Security Dynamics
       Technologies, Inc.                                219,000             5,530
#    Speedfam International, Inc.                        176,000             4,268
#    Sterling Electronics Corp.                          274,749             3,228
#    Sterling Software, Inc.                             340,000            10,370
#    Structural Dynamics
       Research Corp.                                    660,000            13,777
     Symbol Technologies, Inc.                           150,000             4,856
#(1) Trident International, Inc.                         382,000             7,544
#    VWR Scientific Products Corp.                       460,000             6,900
#    VideoServer, Inc.                                   360,000             5,895
#    Visio Corp.                                         204,000            10,200
#    Xionics Document
       Technologies, Inc.                                123,000             1,414
                                                                        -----------
                                                                           272,253
                                                                        -----------
UTILITIES (1.9%)
#    CableVision Systems Corp.
       Class B                                           155,000             4,882
#    McLeod, Inc.                                        217,000             3,960
#    NTL Inc.                                            256,666             5,005
#(1) Peoples Telephone Co., Inc.                       1,200,200             3,676
#    Trescom International, Inc.                         449,800             2,361

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
                                                          SHARES             (000)
-----------------------------------------------------------------------------------
#    Tucson Electric Power Co.                           952,200        $   13,569
#    Western Wireless Corp.                              438,400             4,494
                                                                        -----------
                                                                            37,947
                                                                        -----------
OTHER (1.0%)
     Memtec Ltd. ADR                                     316,400             7,198
     Teleflex Inc.                                       201,000            11,608
#    Total Control Products, Inc.                        185,000             1,434
                                                                        -----------
                                                                            20,240
                                                                        -----------
-----------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $1,525,402)                                                   1,766,858
-----------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.5%)
-----------------------------------------------------------------------------------
     AMC Entertainment Cvt. $1.75
       (COST $9,438)                                     300,000             9,900
-----------------------------------------------------------------------------------

                                                            FACE
                                                          AMOUNT
                                                           (000)
-----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (12.3%)
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT
     Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     5.31%, 5/1/97
     (COST $247,590)                                    $247,590           247,590
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
     (COST $1,782,430)                                                   2,024,348
-----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
-----------------------------------------------------------------------------------
Other Assets--Note C                                                        14,442
Liabilities                                                                (39,344)
-----------------------------------------------------------------------------------
                                                                           (24,902)
-----------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------
Applicable to 40,596,286 outstanding
     $.001 par value shares
     (authorized 100,000,000 shares)                                    $1,999,446
===================================================================================

NET ASSET VALUE PER SHARE                                                   $49.25
===================================================================================

*See Note A in Notes to Financial Statements.
#Non-Income Producing Security.
(1)Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.
ADR--American Depository Receipt.


-----------------------------------------------------------------------------------
                                                          AMOUNT               PER
                                                           (000)             SHARE
-----------------------------------------------------------------------------------
AT APRIL 30, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------
Paid in Capital                                       $1,762,409            $43.41
Undistributed Net
     Investment Income                                     2,258               .06
Accumulated Net Realized Losses                           (7,139)             (.18)
Unrealized Appreciation--Note E                          241,918              5.96
-----------------------------------------------------------------------------------
NET ASSETS                                            $1,999,446            $49.25
===================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------------------
                                                                                   EXPLORER FUND
                                                                 SIX MONTHS ENDED APRIL 30, 1997
                                                                                           (000)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                                         $   4,812
     Interest                                                                              6,818
                                                                                       ----------
       Total Income                                                                       11,630
EXPENSES
     Investment Advisory Fees--Note B
       Basic Fee                                                                           2,262
       Performance Adjustment                                                                (76)
     The Vanguard Group--Note C
       Management and Administrative                                                       4,061
       Marketing and Distribution                                                            276
     Taxes (other than income taxes)                                                          83
     Custodian Fees                                                                            7
     Auditing Fees                                                                             5
     Shareholders' Reports                                                                    86
     Annual Meeting and Proxy Costs                                                           11
     Directors' Fees and Expenses                                                              4
                                                                                       ----------
       Total Expenses                                                                      6,719
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      4,911
-------------------------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD                                           (6,254)
-------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES               (125,605)
-------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $(126,948)
=================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------
                                                                                                Explorer Fund
                                                                                      SIX MONTHS               YEAR
                                                                                           ENDED              ENDED
                                                                                   APR. 30, 1997      OCT. 31, 1996
                                                                                           (000)              (000)
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                                            $    4,911         $    9,837
     Realized Net Gain (Loss)                                                             (6,254)           111,853
     Change in Unrealized Appreciation (Depreciation)                                   (125,605)           157,545
                                                                                     -------------------------------
       Net Increase (Decrease) in Net Assets Resulting from Operations                  (126,948)           279,235
                                                                                     -------------------------------
DISTRIBUTIONS
     Net Investment Income                                                               (10,671)            (7,088)
     Realized Capital Gain                                                              (111,849)          (118,130)
                                                                                     -------------------------------
       Total Distributions                                                              (122,520)          (125,218)
                                                                                     -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                              341,820            916,013
     Issued in Lieu of Cash Distributions                                                120,573            122,486
     Redeemed                                                                           (399,557)          (482,398)
                                                                                     -------------------------------
       Net Increase from Capital Share Transactions                                       62,836            556,101
--------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                                                          (186,632)           710,118
--------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                                               2,186,078          1,475,960
                                                                                     -------------------------------
     End of Period                                                                    $1,999,446         $2,186,078
====================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                                6,436             17,091
     Issued in Lieu of Cash Distributions                                                  2,264              2,493
     Redeemed                                                                             (7,534)            (9,063)
                                                                                     -------------------------------
       Net Increase in Shares Outstanding                                                  1,166             10,521
====================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

         The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Explorer Fund
                                                                                            YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                              SIX MONTHS ENDED ------------------------------------------------------------
THROUGHOUT EACH PERIOD                                 APRIL 30, 1997      1996         1995         1994        1993        1992
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $55.44     $51.05       $45.99       $49.37      $41.23      $36.75
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                       .13        .26          .24          .16         .14         .15
     Net Realized and Unrealized Gain (Loss)
       on Investments                                          (3.22)      8.37         7.25         1.77        8.91        4.59
                                                             ---------------------------------------------------------------------
       Total from Investment Operations                        (3.09)      8.63         7.49         1.93        9.05        4.74
                                                             ---------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                       (.27)      (.24)        (.17)        (.14)       (.13)       (.26)
     Distributions from Realized Capital Gains                 (2.83)     (4.00)       (2.26)       (5.17)       (.78)         --
                                                             ---------------------------------------------------------------------
       Total Distributions                                     (3.10)     (4.24)       (2.43)       (5.31)       (.91)       (.26)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $49.25     $55.44       $51.05       $45.99      $49.37      $41.23
==================================================================================================================================

TOTAL RETURN                                                  -5.99%     17.97%       17.46%        4.49%      22.28%      12.95%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                     $1,999     $2,186       $1,476       $1,112        $802        $519
     Ratio of Total Expenses to
       Average Net Assets                                     0.62%*      0.63%        0.68%        0.70%       0.73%       0.69%
     Ratio of Net Investment Income to
       Average Net Assets                                     0.45%*      0.51%        0.52%        0.39%       0.32%       0.38%
     Portfolio Turnover Rate                                    74%*        51%          66%          82%         51%         43%
     Average Commission Rate Paid                             $.0447     $.0424          N/A          N/A         N/A         N/A
----------------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

         2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

         5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc. and Wellington Management Company, llp provide investment advisory services to the Fund for fees calculated at an annual percentage rate of average net assets. The basic fees of each adviser are subject to quarterly adjustments based on performance relative to the Russell 2000 Index. For the six months ended April 30, 1997, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of average net assets before a decrease of $76,000 (an annual rate of 0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of directors. At April 30, 1997, the Fund had contributed capital of $169,000 to Vanguard (included in Other Assets), representing 0.8% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the six months ended April 30, 1997, the Fund purchased $706,905,000 of investment securities and sold $746,646,000 of investment securities, other than temporary cash investments.

E. At April 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $241,918,000, consisting of unrealized gains of $412,513,000 on securities that had risen in value since their purchase and $170,595,000 in unrealized losses on securities that had fallen in value since their purchase.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
         Director of Sun Company, Inc., Westinghouse Electric Corp., and Global Health Care Partners/DLJ Merchant Banking Partners.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
         Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.

[THE VANGUARDGROUP(R) LOGO]
Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
 Vanguard/Windsor Fund
 Vanguard/Windsor II
 Vanguard Equity Income Fund
 Vanguard Growth and Income Portfolio
 Vanguard Selected Value Portfolio
 Vanguard/Trustees' Equity-U.S. Portfolio
 Vanguard Convertible Securities Fund

BALANCED FUNDS
 Vanguard/Wellington Fund
 Vanguard/Wellesley Income Fund
 Vanguard STAR Portfolio
 Vanguard Asset Allocation Fund
 Vanguard LifeStrategy Portfolios

GROWTH FUNDS
 Vanguard/Morgan Growth Fund
 Vanguard/PRIMECAP Fund
 Vanguard U.S. Growth Portfolio
 Aggressive Growth Funds
 Vanguard Explorer Fund
 Vanguard Specialized Portfolios
 Vanguard Horizon Fund

INTERNATIONAL FUNDS
 Vanguard International Growth Portfolio
 Vanguard International Value Portfolio

INDEX FUNDS

VANGUARD INDEX TRUST
 Vanguard Tax-Managed Fund
 Vanguard Balanced Index Fund
 Vanguard Bond Index Fund
 Vanguard International Equity Index Fund
 Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
 Vanguard Money Market Reserves
 Vanguard Treasury Money Market Portfolio
 Vanguard Admiral Funds

INCOME FUNDS
 Vanguard Fixed Income Securities Fund
 Vanguard Admiral Funds
 Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
 Vanguard Municipal Bond Fund
 Vanguard State Tax-Free Funds
         (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
 Vanguard Municipal Bond Fund
 Vanguard State Tax-Free Funds
         (CA, FL, NJ, NY, OH, PA)

Q242-4/97